UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2015

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS	75039-2298
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 3, 2015, Exxon Mobil Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as managers of the several underwriters named therein, for the issuance and sale by the Company of (i) $500,000,000 aggregate principal amount of its Floating Rate Notes due 2018 (the “2018 Floating Rate Notes”), (ii) $500,000,000 aggregate principal amount of its Floating Rate Notes due 2022 (the “2022 Floating Rate Notes” and, together with the 2018 Floating Rate Notes, the “Floating Rate Notes”), (iii) $1,600,000,000 aggregate principal amount of its 1.305% Notes due 2018 (the “2018 Fixed Rate Notes”), (iv) $1,500,000,000 aggregate principal amount of its 1.912% Notes due 2020 (the “2020 Fixed Rate Notes”), (v) $1,150,000,000 aggregate principal amount of its 2.397% Notes due 2022 (the “2022 Fixed Rate Notes”), (vi) $1,750,000,000 aggregate principal amount of its 2.709% Notes due 2025 (the “2025 Fixed Rate Notes”) and (vii) $1,000,000,000 aggregate principal amount of its 3.567% Notes due 2045 (the “2045 Fixed Rate Notes” and, together with the 2018 Fixed Rate Notes, the 2020 Fixed Rate Notes, the 2022 Fixed Rate Notes and the 2025 Fixed Rate Notes, the “Fixed Rate Notes”).

The Floating Rate Notes and the Fixed Rate Notes (together, the “Notes”) will be issued pursuant to the indenture entered into by the Company on March 20, 2014 with Deutsche Bank Trust Company Americas, as trustee, as supplemented by an officer’s certificate (the “Officer’s Certificate”) dated March 6, 2015 establishing the terms and forms of the Notes.

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on March 17, 2014 (Reg. No. 333-194609) (the “Registration Statement”).

The Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) are filed as Exhibits 1.1 and 4.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement. The opinions of Davis Polk & Wardwell LLP and James E. Parsons, Esq., Coordinator – Corporate Securities and Finance Law of Exxon Mobil Corporation, are filed as Exhibits 5.1 and 5.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated March 3, 2015 among Exxon Mobil Corporation, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as managers of the underwriters named therein

4.1	Indenture dated March 20, 2014 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of March 20, 2014)

4.2	Officer’s Certificate of Exxon Mobil Corporation dated March 6, 2015

4.3	Form of Global Note representing the 2018 Floating Rate Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2022 Floating Rate Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2018 Fixed Rate Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2020 Fixed Rate Notes (included in Exhibit 4.2)

4.7	Form of Global Note representing the 2022 Fixed Rate Notes (included in Exhibit 4.2)

4.8	Form of Global Note representing the 2025 Fixed Rate Notes (included in Exhibit 4.2)

4.9	Form of Global Note representing the 2045 Fixed Rate Notes (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of James E. Parsons, Esq., Coordinator – Corporate Securities and Finance Law of Exxon Mobil Corporation

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of James E. Parsons, Esq. (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: March 6, 2015

	By:	/s/ Robert N. Schleckser
		Name:	Robert N. Schleckser
		Title:	Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated March 3, 2015 among Exxon Mobil Corporation, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as managers of the underwriters named therein

4.1	Indenture dated March 20, 2014 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of March 20, 2014)

4.2	Officer’s Certificate of Exxon Mobil Corporation dated March 6, 2015

4.3	Form of Global Note representing the 2018 Floating Rate Notes (included in Exhibit 4.2)

4.4	Form of Global Note representing the 2022 Floating Rate Notes (included in Exhibit 4.2)

4.5	Form of Global Note representing the 2018 Fixed Rate Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2020 Fixed Rate Notes (included in Exhibit 4.2)

4.7	Form of Global Note representing the 2022 Fixed Rate Notes (included in Exhibit 4.2)

4.8	Form of Global Note representing the 2025 Fixed Rate Notes (included in Exhibit 4.2)

4.9	Form of Global Note representing the 2045 Fixed Rate Notes (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of James E. Parsons, Esq., Coordinator – Corporate Securities and Finance Law of Exxon Mobil Corporation

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of James E. Parsons, Esq. (included in Exhibit 5.2)